[TIFF LETTERHEAD]
TIFF Investment Program, Inc.
Supplement dated June 11, 2007
to the Prospectus dated April 30, 2007

TIFF Government Bond Fund (the “Fund”)

The Fund’s Board of Directors has elected to cease operation of the Fund before June 30, 2007. Effective immediately, shares of the Fund are no longer available for sale.